                                 Exhibit (5)(a)
                               Form of Application

                                                           Variable Annuity Application

[LOGO](R) Transamerica             Mail the application and a check to:       Transamerica Life Insurance Company
          LIFE INSURANCE COMPANY                                              Attn: Variable Annuity Dept.
                                   Service Office:                            P.O. Box 3183, Cedar Rapids, LA 52406-3183
                                   Overnight Mailing Address:                 4333 Edgewood Rd. NE, Cedar Rapids, LA 52499

--------------------------------------------------------------------------------------------------------------------------
1. TYPE OF ANNUITY (SOURCE OF FUNDS)                          3. ANNUITANT
--------------------------------------------------------------------------------------------------------------------------

Initial purchase payment $                                    Complete only if different from Primary Owner.
                          ---------------------------------
[ ] Non qualified                                             First Name:
                                                                          ------------------------------------------------
    [ ] New Money [ ] 1035 Exchange
                                                              Last Name:
[ ] Qualified                                                            -------------------------------------------------

    [ ] New Money [ ] Rollover [ ] Transfer                   Address:
                                                                       ---------------------------------------------------
    Qualified Type:
                                                              City, State:
      [ ] IRA [ ] Roth IRA [ ] SEP/IRA [ ] 403(b)                          -----------------------------------------------

      [ ] Keogh [ ] Roth Conversion [ ] Other                 Zip:          -           Telephone:
                                              -------------       ---------- ----------            -----------------------

      IRA/SEP/ROTH IRA                                        Date of Birth:                     Sex: [ ] Female [ ] Male
                                                                             -------------------
      $               Contribution for tax year
       --------------                           -----------   SSN:                         Citizenship: [ ] U.S. [ ] Other
      $               Trustee to Trustee Transfer                  -----------------------
       --------------
      $               Rollover from                           ------------------------------------------------------------
       --------------                                         4. BENEFICIARY(IES) DESIGNATION
                                                              ------------------------------------------------------------
        [ ] IRA [ ] 403(b) [ ] Pension [ ] Other
                                                 ----------   Name                    Relationship         [ ] Primary
      ROTH IRA Rollover
                                                                                                         % [ ] Contingent
                     Date first established or date of        ----------------------  ------------  -----
       -------------
       conversion                                             Name                    Relationship         [ ] Primary

      $              Portion previously taxed                                                            % [ ] Contingent
       -------------                                          ----------------------  ------------  -----

-----------------------------------------------------------   Name                    Relationship         [ ] Primary
2(a). PRIMARY OWNER INFORMATION
-----------------------------------------------------------                                              % [ ] Contingent
                                                              ----------------------  ------------  -----
If no Annuitant is specified in #3, the Owner will be the
Annuitant. If a Trust is named as Owner or Beneficiary,       Name                    Relationship         [ ] Primary
additional paperwork will be required.
                                                                                                         % [ ] Contingent
First Name:                                                   ----------------------  ------------  -----
            -----------------------------------------------
                                                              Name                    Relationship         [ ] Primary
Last Name:
           ------------------------------------------------                                              % [ ] Contingent
                                                              ----------------------  ------------  -----
Address:
         --------------------------------------------------   5. OTHER AVAILABLE RIDERS

City, State:                                                  If no selection is made, the benefit will not apply.
             ----------------------------------------------
                                                              Additional Death Distribution (earnings enhancement):
Zip:             -               Telephone:
     ------------ --------------            ---------------      [ ] Yes (Available at an additional cost, see prospectus)
                                                                 [ ] No
Email Address (optional):
                          ---------------------------------   Guaranteed Principal Solution Rider:

Date of Birth:                  Sex: [ ] Female [ ] Male         [ ] Yes (Available at an additional cost, see prospectus)
               ----------------                                  [ ] No

SSN/TIN:                    Citizenship: [ ] U.S. [ ] Other   ------------------------------------------------------------
         ------------------                                   6. TELEPHONE TRANSFER AUTHORIZATION
                                                              ------------------------------------------------------------
-----------------------------------------------------------
2(b). JOINT OWNER INFORMATION (Optional)                      Please complete this section to authorize you and/or your
-----------------------------------------------------------   Registered Representative to make transfer requests via our recorded telephone line or internet. (check one selection
First Name:                                                   only):
            -----------------------------------------------
                                                              [ ] Owner(s) only, or [ ] Owner(s) and Owner's Registered
Last Name:                                                                              Representative
           ------------------------------------------------

Address:
         --------------------------------------------------

City, State:
             ----------------------------------------------

Zip:             -               Telephone:
     ------------ --------------            ---------------

Date of Birth:                  Sex: [ ] Female [ ] Male
               ----------------

SSN/TIN:                    Citizenship: [ ] U.S. [ ] Other
         ------------------
--------------------------------------------------------------------------------------------------------------------------

VA-APP (NO-DB) 10/03

-------------------------------------------------------------------------------------------------------------------------
7. PORTFOLIO INVESTMENT STRATEGY
-------------------------------------------------------------------------------------------------------------------------

[ ]  Lump Sum                                                 [ ]  Combined: Lump Sum and DCA Program (must total 100%)

     I elect to allocate 100% of my contributions according        I elect to allocate as follows:
     to percentage listed in Section 9 "Lump Sum Allocation
     Section".                                                               % as a lump-sum contributions according to
                                                                   ----------
[ ]  Dollar Cost Averaging (DCA) Program                           percentages listed in Section 9 "Lump Sum Allocation
                                                                   Section".
     I elect to allocate 100% of my contributions
     according to percentage listed in Section 10 "DCA                       % in the DCA Account and transferred
     Transfer Allocation Section".                                 ----------
                                                                   according to percentages listed in Section 10 "DCA
                                                                   Transfer Allocation Section".

-------------------------------------------------------------------------------------------------------------------------
8. DCA TRANSFER STRATEGY
-------------------------------------------------------------------------------------------------------------------------

DCA Strategy (There is a $500 minimum transfer amount (or the DCA program,)
Transfer from: (Select 1 of the following)

[ ]  1. DCA Fixed Account*:                                   [ ]  2. Money Marker Account:

     [ ] 6 Mo. [ ] l2 Mo. [ ] 18 Mo. [ ] 24 Mo.                    [ ] 6 Mo. [ ] l2 Mo. [ ] 18 Mo. [ ] 24 Mo.
     [ ] Other                                                     [ ] Other
               ----------- -----------                                       ----------- -----------
         (Specify period and frequency)                                (Specify period and frequency)

                                                              [ ]  3. Transamerica US Government Securities:

                                                                   [ ] 6 Mo. [ ] l2 Mo. [ ] 18 Mo. [ ] 24 Mo.
                                                                   [ ] Other
                                                                             ------------ -----------
                                                                        (Specify period and frequency)
Complete Section 10 for DCA transfer allocation.
* Washington and Massachusetts residents, DCA cannot exceed twelve months or four quarters.

-------------------------------------------------------------------------------------------------------------------------
9. LUMP SUM ALLOCATION                                        10. DCA TRANSFER ALLOCATION
-------------------------------------------------------------------------------------------------------------------------

Fixed Accounts:                                               Transfer To:
       .0%   Dollar Cost Averaging                                   .0%   Asset Allocation - Conservative Portfolio -
-------                                                       -------
       .0%   1 Year Fixed Guarantee Period Option*                         Service Class
-------
       .0%   3 Year Fixed Guarantee Period Option*                   .0%   Asset Allocation - Growth Portfolio -
-------                                                       -------
       .0%   5 Year Fixed Guarantee Period Option*                         Service Class
-------
       .0%   7 Year Fixed Guarantee Period Option*                   .0%   Asset Allocation - Moderate Portfolio -
-------                                                       -------
Subaccounts                                                                Service Class
       .0%   Asset Allocation - Conservative Portfolio -
-------                                                              .0%   Asset Allocation - Moderate Growth Portfolio
             Service Class                                    -------
                                                                           - Service Class
       .0%   Asset Allocation - Growth Portfolio -
-------                                                              .0%   AIM VI Basic Value Fund - Series II
             Service Class                                    -------

       .0%   Asset Allocation - Moderate Portfolio -                 .0%   AIM VI Capital Appreciation Fund - Series II
-------                                                       -------
             Service Class
                                                                     .0%   Alger Aggressive Growth - Service Class
       .0%   Asset Allocation - Moderate Growth Portfolio     -------
-------
             - Service Class                                         .0%   AllianceBernstein Growth & Income Portfolio -
                                                              -------
       .0%   AIM VI Basic Value Fund - Series II                           Class B
-------

                                                                     .0%   AllianceBernstein Premier Growth Portfolio -
       .0%   AIM VI Capital Appreciation Fund - Series II     -------
-------                                                                    Class B

       .0%   Alger Aggressive Growth - Service Class                 .0%   American Century Income & Growth - Service
-------                                                       -------
                                                                           Class
       .0%   AllianceBernstein Growth & Income Portfolio -
-------                                                              .0%   American Century International - Service
             Class B                                          -------
                                                                           Class
       .0%   AllianceBernstein Premier Growth Portfolio -
-------                                                              .0%   BlackRock Global Science & Technology
             Class B                                          -------
                                                                           Opportunities - Service Class
       .0%   American Century Income & Growth - Service
-------                                                              .0%   BlackRock Mid Cap Growth - Service Class
             Class                                            -------

       .0%   American Century International - Service                .0%   Capital Guardian Global - Service Class
-------                                                       -------
             Class
                                                                     .0%   Capital Guardian U.S. Equity - Service Class
       .0%   BlackRock Global Science & Technology            -------
-------
             Opportunities - Service Class                           .0%   Capital Guardian Value - Service Class
                                                              -------
       .0%   BlackRock Mid Cap Growth - Service Class
-------                                                              .0%   Clarion Real Estate Securities - Service Class
                                                              -------
       .0%   Capital Guardian Global - Service Class
-------                                                              .0%   Fidelity - VIP ContraFund (R) Portfolio -
                                                              -------
       .0%   Capital Guardian U.S. Equity - Service Class                  Service Class 2
-------
                                                                     .0%   Fidelity - VIP Equity-Income Portfolio -
       .0%   Capital Guardian Value - Service Class           -------
-------                                                                    Service Class 2

       .0%   Clarion Real Estate Securities - Service Class          .0%   Fidelity - VIP Growth Portfolio -
-------                                                       -------
                                                                           Service Class 2
       .0%   Fidelity - VIP Contrafund(R) Portfolio -
-------                                                              .0%   Fidelity - VIP Mid Cap Portfolio - Service
             Service Class 2                                  -------
                                                                           Class 2
       .0%   Fidelity - VIP Equity-Income Portfolio -
-------                                                       -------.0%   Fidelity - VIP Value Strategies Portfolio -
             Service Class 2                                               Service Class 2

       .0%   Fidelity - VIP Growth Portfolio -                       .0%   Great Companies - AmericaSM - Service Class
-------                                                       -------
             Service Class 2
                                                                     .0%   Great Companies - TechnologySM - Service
       .0%   Fidelity - VIP Mid Cap Portfolio - Service       -------
-------                                                                    Class
             Class 2
                                                                     .0%   Janus Aspen - Mid Cap Growth Portfolio -
       .0%   Fidelity - VIP Value Strategies Portfolio -      -------
-------                                                                    Service Shares
             Service Class 2
                                                                     .0%   Janus Aspen - Worldwide Growth Portfolio -
       .0%   Great Companies - AmericaSM - Service            -------
-------                                                                    Service Shares
             Class
                                                                     .0%   Janus Balanced (A/T) - Service Class
       .0%   Great Companies - TechnologySM - Service         -------
-------
             Class                                                   .0%   Janus Growth (A/T) - Service Class
                                                              -------
       .0%   Janus Aspen - Mid Cap Growth Portfolio -
-------                                                              .0%   Jennison Growth - Service Class
             Service Shares                                   -------

       .0%   Janus Aspen - Worldwide Growth Portfolio -              .0%   J.P. Morgan Enhanced Index - Service Class
-------                                                       -------
             Service Shares

                                                                     .0%   Marsico Growth - Service Class
       .0%   Janus Balanced (A/T) - Service Class             -------
-------
                                                                     .0%   MFS High Yield - Service Class
       .0%   Janus Growth (A/T) - Service Class               -------
-------
                                                                     .0%   MFS New Discovery Series - Service Class
       .0%   Jennison Growth - Service Class                  -------
-------
                                                                     .0%   MFS Total Return Series - Service Class
       .0%   J.P. Morgan Enhanced Index - Service Class       -------
-------
                                                                     .0%   PBHG/NWQ Value Select - Service Class
       .0%   Marsico Growth - Service Class                   -------
-------
                                                                     .0%   PBHG Mid Cap Growth - Service Class
       .0%   MFS High Yield - Service Class                   -------
-------
                                                                     .0%   PIMCO Total Return - Service Class
       .0%   MFS New Discovery Series - Service Class         -------
-------
                                                                     .0%   Salomon All Cap - Service Class
       .0%   MFS Total Return Series - Service Class          -------
-------
                                                                     .0%   Templeton Great Companies Global - Service
       .0%   PBHG/NWQ Value Select - Service Class            -------
-------                                                                    Class

       .0%   PBHG Mid Cap Growth - Service Class                     .0%   Transamerica Convertible Securities - Service
-------                                                       -------
                                                                           Class
       .0%   PIMCO Total Return - Service Class
-------                                                              .0%   Transamerica Equity - Service Class
                                                              -------
       .0%   Salomon All Cap - Service Class
-------                                                              .0%   Transamerica Growth Opportunites - Service
                                                              -------
       .0%   Templeton Great Companies Global - Service                    Class
-------
             Class                                                   .0%   Transamerica Money Market - Service Class
                                                              -------
       .0%   Transamerica Covertable Securities - Service
-------                                                              .0%   Transamerica U.S. Goverment Securities -
             Class                                            -------
                                                                           Service Class
       .0%   Transamerica Equity - Service Class
-------                                                              .0%   T. Rowe Price Equity Income - Service Class
                                                              -------
       .0%   Transamerica Growth Opportunites - Service
-------                                                              .0%   T. Rowe Price Growth Stock - Service Class
             Class                                            -------

       .0%   Transamerica Money Market - Service Class               .0%   T. Rowe Price Small Cap - Service Class
-------                                                       -------

       .0%   Transamerica U.S. Goverment Securities -                .0%   Van Kampen Active International Allocation -
-------                                                       -------
             Service Class                                                 Service Class

       .0%   T. Rowe Price Equity Income - Service Class             .0%   Van Kampen Asset Allocation - Service Class
-------                                                       -------

       .0%   T. Rowe Price Growth Stock - Service Class              .0%   Van Kampen Emerging Growth - Service Class
-------                                                       -------
                                                                100%       Total
       .0%   T. Rowe Price Small Cap - Service Class          -----------------------------------------------------------
-------                                                       *    The following states only allow the 1 year Guaranteed
                                                                   Period Option: [CT, MN, PA, VT, VA, WA]
       .0%   Van Kampen Active International Allocation -
-------
             Service Class

       .0%   Van Kampen Asset Allocation - Service Class
-------
-------------------------------------------------------------------------------------------------------------------------

VA-APP (NO-DB) 10/03

-------------------------------------------------------------------------------------------------------------------------
11. ASSET REBALANCING                                         13. AGENT INFORMATION
-------------------------------------------------------------------------------------------------------------------------

I elect to rebalance the variable subaccounts according to    Do you have any reason to believe the annuity applied for
my lump sum allocation using the frequency indicated below.   will replace or change any existing annuity or life
                                                              insurance?

Does not include Fixed Accounts and not available with DCA.    [ ] No [ ] Yes

If you would like to rebalance to a mix other than the        I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE
indicated Allocation of Purchase Payments, please complete    AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.
the Optional Programs Form.

[ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

-----------------------------------------------------------   #1: Registered Rep/Licensed Agent
12. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
-----------------------------------------------------------       Print First Name:
                                                                                    -------------------------------------
[ ] Check here if you want to be sent a copy of "Statement
    of Additional Information."                                   Last Name:
                                                                             --------------------------------------------
Will this annuity replace or change any existing annuity or
life insurance? [ ] No [ ] Yes (If yes, complete the
following)                                                        Signature: X
                                                                             --------------------------------------------

Company:                                                          Rep Phone #:
         --------------------------------------------------                    ------------------------------------------

Policy No.:                                                       Email Address (Optional):
           ------------------------------------------------                                 -----------------------------

..    Unless I have notified the Company of a community or         SSN/TIN:
     marital property interest in this contract, the                       ----------------------------------------------
     Company will rely on good faith belief that no such
     interest exists and will assume no responsibility for        Florida Agent License # (FL Only)
     inquiry.                                                                                       ---------------------

..    To the best of my knowledge and belief, my statements    #2: Registered Rep/Licensed Agent
     and answers to the questions on this application are
     correct and true.                                            Print First Name:
                                                                                    -------------------------------------
..    I am in receipt of a current prospectus for this
     variable annuity.                                            Last Name:
                                                                             --------------------------------------------
..    This application is subject to acceptance by
     Transamerica Life Insurance Company. If this
     application is rejected for any reason, Transamerica         Signature: X
     Life Insurance Company will be liable only for return                   --------------------------------------------
     of purchase payment paid.
                                                                  Rep Phone #:
..    For Applicants in FL - Any person who includes any                        ------------------------------------------
     false or misleading information on an application for
     an insurance policy is subject to criminal and civil         Email Address (optional):
     penalties.                                                                             -----------------------------

..    Account values when allocated to any of the                  SSN/TIN:
     subaccounts in Sections 9 and 10 are not guaranteed as                ----------------------------------------------
     to fixed dollar amount.
                                                                  Florida Agent License # (FL Only)
..    For residents in all states except [CT, MN, PA, VT,                                            ---------------------
     VA, WA] When funds are allocated to the Fixed Accounts
     in Section 9, policy values may increase or decrease     Firm Name:
     in accordance with an Excess Interest Adjustment prior              ------------------------------------------------
     to the end of the Guaranteed Period.
                                                              Firm Address:
I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS                  ---------------------------------------------
COVERAGE SUITABLE FOR MY NEEDS.
                                                              For Registered Representative Use Only - Contact your home
Signed at:                                                    office for program information.
           ------------------------------------------------
           City                      State             Date   [[ ] Option A [ ] Option B]
                                                              (Once selected, program cannot be changed)

                                                              -----------------------------------------------------------
Owner(s) Signature: X                                         REPLACEMENT INFORMATION
                    ---------------------------------------   -----------------------------------------------------------

                                                                 For applicants in [Colorado, Hawaii, Iowa, Louisiana,
Joint Owner(s) Signature: X                                          Maryland, Mississippi, Montana, New Hampshire,
                          ---------------------------------                    North Carolina, Vermont]

                                                              Applicant:
Annuitant Signature: (if not Owner) X
                                    -----------------------   Do you have any existing policies or contracts?
                                                              [ ] No [ ] Yes

                                                              (If Yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or
                                                              Annuities.")

                                                              Agent:

                                                              Did the agent/registered representative present and leave
                                                              the applicant insurer-approved sales material?
                                                              [ ] No [ ] Yes
-------------------------------------------------------------------------------------------------------------------------

VA-APP (NO-DB) 10/03

-------------------------------------------------------------------------------------------------------------------------
For Applicants in AZ                                          For Applicants in KY, OH, OK
-------------------------------------------------------------------------------------------------------------------------

Upon your written request, the Company is required to         Any person who knowingly and with intent to defraud any
provide, within a reasonable time, reasonable factual         insurance company or other person files an application for
information concerning the benefits and provisions of the     insurance or statement of claim containing any materially
contract to you. If for some reason you are not satisfied     false information or conceals for the purpose of
with the contract, you may return it within twenty days       misleading, information concerning any fact material
after it is delivered and receive a refund equal to the       thereto commits a fraudulent insurance act, which is a
premiums paid, including any policy or contract fees or       crime.
other charges, less the amounts allocated to any separate
accounts under the policy or contract, plus the value of      -----------------------------------------------------------
any separate accounts under the policy or contract on the     For Applicants in LA
date the returned policy is received by the insurer.          -----------------------------------------------------------

Annuity Commencement Date             Recommended             Any person who knowingly presents a false or fraudulent
                          -----------                         claim for payment of a loss or benefit or knowingly
annuitant age 70 1/2 for qualified.                           presents false information in an application for insurance is guilty of a crime and may be subject to fines and
-----------------------------------------------------------   confinement in prison.
For Applicants in AR, NM, PA
-----------------------------------------------------------   -----------------------------------------------------------
                                                              For Applicants in ME
Any person who knowingly and with intent to defraud any       -----------------------------------------------------------
insurance company or other person files an application for
insurance or statement of claim containing any materially     Any person who, with the intent to defraud or knowing that
false information or conceals for the purpose of              he is facilitating a fraud against an insurer, submits an
misleading information concerning any fact material           application or files a claim containing a false or
thereto commits a fraudulent insurance act, which is a        deceptive statement may have violated state law.
crime and subjects a person to criminal and civil
penalties.                                                    -----------------------------------------------------------
                                                              For Applicants in NJ
-----------------------------------------------------------   -----------------------------------------------------------
For Applicants in CO
-----------------------------------------------------------   Any person who includes any false or misleading information on an application for an insurance policy is subject to
It is unlawful to knowingly provide false, incomplete, or     criminal and civil penalties.
misleading facts or information to an insurance company for
the purpose of defrauding or attempting to defraud the        -----------------------------------------------------------
company. Penalties may include imprisonment, fines, and       For Applicants in VA
denial of insurance, and civil damages. Any insurance         -----------------------------------------------------------
company or agent of an insurance company who knowingly
provides false, incomplete, or misleading facts or            Any person who, with the intent to defraud or knowing that
information to the policyholder or claimant for the purpose   he is facilitating a fraud against an insurer, submits an
or defrauding or attempting to defraud the policyholder or    application or files a claim containing a false or
claimant with regard to a settlement or award payable from    deceptive statement may have violated state law. This plan
insurance proceeds shall be reported to the Colorado          is intended to qualify under the Internal Revenue Code for
Division of Insurance within the Department of Regulatory     tax favored status. Language contained in this policy
Agencies.                                                     referring to Federal tax statutes or rules is informational and instructional and this language is not subject to
-----------------------------------------------------------   approval for delivery. Your qualifying status is the
For Applicants in DC, TN                                      controlling factor as to whether your funds will receive
-----------------------------------------------------------   tax favored treatment rather than the insurance contract.
                                                              Please ask your tax advisor if you have any questions as to
It is a crime to provide false or misleading information to   whether or nor you qualify.
an insurer for the purpose of defrauding the insurer or
any other person. Penalties include imprisonment and/or
fines. In addition, an insurer may deny insurance benefits
if false information materially related to a claim was
provided by the applicant.
-------------------------------------------------------------------------------------------------------------------------

VA-APP (NO-DB) 10/03